SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 September 20, 1999


                       ACCEPTANCE INSURANCE COMPANIES INC.
             (Exact name of registrant as specified in its charter)


       Delaware                1-7461                     31-0742926
(State of Incorporation)  (Commission File Number) (IRS Employer Identification
                                                         Number)


               222 S. 15th Street, Suite 600 North
                     Omaha, Nebraska                           68102
              (Address of principal executive offices)      (Zip Code)


                              (402) 344-8800
              (Registrant's telephone number, including area code)


                               Not applicable
           (Former name or former address, if changed since last report)

01-171056.01

01-171056.01

Item 5.  Other Events.

         Reference is made to the press release of Registrant, issued on September 20, 1999, which is incorporated herein by this reference. A copy of the press release is attached to this form 8-K as Exhibit 99.1.


01-171056.01

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACCEPTANCE INSURANCE COMPANIES INC.


                                      By   /s/ Kenneth C. Coon
                                      Kenneth C. Coon, Chief Executive Officer


                                      September 22, 1999

01-171056.01

Exhibits:
---------

99.1      Press Release dated September 20, 1999

                                                            EXHIBIT 99.1





                  MILLERS COMPLETES PHOENIX INDEMNITY PURCHASE


September 20, 1999, Omaha, NE

         Millers American Group, Inc. and Acceptance Insurance Companies Inc. (NYSE: AIF) announced today that Millers has completed its purchase of Acceptance's non-standard automobile business, including Phoenix Indemnity Insurance Company. Final regulatory approval was received earlier this month and the transaction was concluded pursuant to the parties' definitive agreement announced May 11, 1999.

         Phoenix Indemnity employs approximately 125 people in its Phoenix, Arizona home office. Through independent agents it provides non-standard auto insurance primarily in Arizona and several surrounding states. In 1998, Phoenix had gross earned premium of approximately $46 million.

         Millers is a diversified holding company based in Fort Worth, Texas with non-standard auto and other insurance and insurance services interests.

         Kenneth C. Coon, Acceptance Chairman and CEO noted,"Completion of this transaction reflects our continued focus on business's which have the greatest potential profit for our stockholders."

         Acceptance is an A- rated property and casualty insurance company concentrating on writing specialty coverages throughout the Untied States not generally emphasized by standard insurance carriers. With the completion of this sale, Acceptance's operations will be conducted through five insurance subsidiaries and one insurance agency. Acceptance selects underwriting specialties within the property and casualty industry that provide a diversified portfolio of products, with the goal of producing underwriting results better than the industry average.

Contact:    Kenneth C. Coon                        Joy J. Keller
            Chairman & CEO                         Executive Vice President
            Acceptance Insurance Companies Inc.    Millers American Group, Inc.
            402 344 8800                           817 348 3557